UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2021

CITIZENS HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Mississippi	001-15375	64-0666512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Main Street, Philadelphia, Mississippi	39350
(Address of principal executive offices)	(Zip Code)

(601) 656-4692

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	CIZN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on April 27, 2021. There were 4,530,375 shares, or approximately 81%, of the Corporation’s issued and outstanding shares of common stock represented either in person or by proxy at the Annual Meeting. The Corporation solicited proxies pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, and there were no solicitations in opposition to management’s solicitations.

The shareholders considered and voted upon three proposals at the Annual Meeting. The proposals were described in the Corporation’s Proxy Statement.

The first proposal concerned the election of four Class I directors to a three-year term expiring in 2024. The votes for each nominee were:

	Votes For	Votes Withheld	Broker Non-vote
Gregory E. Cronin	3,669,358	174,618	686,399
Donald L. Kilgore	3,751,924	92,052	686,399
Herbert A. King	3,482,013	361,963	686,399
Jason R. Voyles	3,688,857	155,119	686,399

The second proposal was to conduct an advisory (non-binding) vote on the compensation paid to our executive officers. The votes for the proposal were:

Votes For	Votes Against	Votes Abstain	Broker Non-vote
3,480,531	81,518	281,927	686,399

Finally, the third proposal was to ratify the approval by our Board of Directors of our independent registered public accounting firm for the 2021 fiscal year. The votes for the proposal were:

Votes For	Votes Against	Votes Abstain	Broker Non-vote
4,492,202	24,797	13,375	—

Item 8.01	Other Events.

As described in Item 5.07 of this Report, on April 27, 2021, the Corporation held its Annual Meeting at which our shareholders elected the directors listed above. At a Board of Directors’ meeting immediately following the Annual Meeting, the Board of Directors made the following committee assignments:

•	Herbert A. King, David A. King, and David P. Webb were appointed to serve on the Nominating Committee, with Mr. H. King serving as Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

Date: April 30, 2021	By:	/s/ Phillip R. Branch

Phillip R. Branch
Treasurer and Chief Financial Officer,
(Principal Financial and Accounting Officer)